UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

RESOLUTE FOREST PRODUCTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada	H3C 2M1
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

ABITIBIBOWATER INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)  The annual meeting of the stockholders of Resolute Forest Products Inc. (formerly AbitibiBowater Inc., the “Company”) was held on May 23, 2012.

(b)  The stockholders elected all the director nominees, approved an amendment to the Company’s certificate of incorporation to change the Company’s corporate name to “Resolute Forest Products Inc.”, ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2012 fiscal year and adopted a non-binding resolution approving executive compensation.

1.  Vote on the election of directors:

	For	Withheld	Non-votes
Richard B. Evans	63,246,176	562,064	15,204,816
Richard D. Falconer	63,263,375	544,865	15,204,816
Richard Garneau	63,252,161	556,079	15,204,816
Jeffrey A. Hearn	63,225,363	582,877	15,204,816
Alain Rhéaume	63,259,201	549,039	15,204,816
Bradley P. Martin	63,255,858	552,382	15,204,816
Michael S. Rousseau	63,255,532	552,708	15,204,816
David H. Wilkins	63,223,698	584,542	15,204,816

2.  Vote on an amendment to the Company’s certificate of incorporation to change the Company’s corporate name from “AbitibiBowater Inc.” to “Resolute Forest Products Inc.”:

For	78,919,593
Against	69,431
Abstain	24,032

3.  Vote on the ratification of the appointment of PricewaterhouseCoopers LLP:

For	78,949,313
Against	41,499
Abstain	22,244

4.  Advisory vote to approve executive compensation:

For	63,312,642
Against	431,917
Abstain	63,681
Non-votes	15,204,816

ITEM 8.01.	OTHER EVENTS.

Common Stock Repurchase Program

On May 22, 2012, the Company issued a press release, a copy of which is attached as exhibit 99.1 hereto and is incorporated herein by reference, announcing that its board of directors had authorized the repurchase of up to 10 % of the Company’s common stock for an aggregate purchase price of up to $100 million. The Company is authorized to repurchase from time to time shares of its common stock on the open market or in privately negotiated transactions in the United States.

Name and Ticker Symbol Change

As described in Item 5.07 above, at the annual meeting the Company’s stockholders approved an amendment to the Company’s certificate of incorporation to change the corporate name from “AbitibiBowater Inc.” to “Resolute Forest Products Inc.” The change became effective on May 24, 2012. The ticker symbol for the Company’s common stock was changed from “ABH” to “RFP” on the New York Stock Exchange as of May 24, 2012, and on the Toronto Stock Exchange as of May 28, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of AbitibiBowater Inc., as filed with the Secretary of the State of Delaware on May 23, 2012

99.1	Resolute Forest Products press release dated May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

Date: May 29, 2012	By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of AbitibiBowater Inc., as filed with the Secretary of the State of Delaware on May 23, 2012

99.1	Resolute Forest Products press release dated May 22, 2012